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                                                                   EXHIBIT 10.17


                                 SECOND MORTGAGE


When Recorded Mail to:                    X
                                          X
Gordon G. Repp                            X
Outboard Marine Corporation               X
100 Sea-Horse Drive                       X
Waukegan, IL 60085                        X
                                          X  Space Above for Recorder's Use


Made as of the 4th day of December, 1998 between Robert B. Gowens, Jr. and Donna
G. Gowens, husband and wife, with an address of 55 Trowbridge Circle, Lake Bluff, IL 60044 (hereinafter referred to as "Mortgagor"), and Outboard Marine Corporation, a Delaware corporation with an office at 100 Sea-Horse Drive, Waukegan, Illinois 60085 (hereinafter referred to as the "Mortgagee").

                               W I T N E S S E T H

      WHEREAS, Mortgagor is justly indebted to the Mortgagee for money borrowed, as evidenced by a certain Promissory Note (hereinafter called the "Note") of even date herewith, the terms, covenants, and conditions of which are specifically incorporated herein by reference, duly executed and delivered by Mortgagor, payable to the order of Mortgagee at its office aforesaid, or at such other place as may be designated in writing by the holder of said Note, in the principal sum of One Hundred Thousand and no/100 ($100,000.00) dollars advanced by the Mortgagee to the Mortgagor, with interest thereon from the date thereof at the rate set forth therein, such principal and interest being payable at the times and in the manner as therein more particularly set forth.

      NOW, THEREFORE, in consideration of the principal advances made by the Mortgagee to the Mortgagor and other valuable consideration, and for the purpose of securing the prompt repayment by Mortgagor of said indebtedness and all other sums payable hereunder and under said Note (including, without limitation, costs of collection and reasonable attorney's fees) and also for the purpose of securing the performance of and compliance with all of the terms, covenants, conditions, and warranties herein contained and contained in the Note, the Mortgagor does hereby bargain, sell, give, grant, convey and Mortgage unto the Mortgagee, its successors and assigns all the property lying and being in the town of Lake Bluff, COUNTY OF Lake, STATE OF Illinois as more fully described in Exhibit A attached hereto and made a part
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hereof, TOGETHER WITH all interest which Mortgagor now has or may hereafter acquire in or to said property and in and to:

      (a)   all easements and rights of way appurtenant thereto;

      (b) all buildings, structures, improvements, fixtures, appliances, equipment, and other articles of real property of every kind and nature, whether or not physically attached or affixed to said property and now or hereafter installed or placed thereon, and used in connection with any future operation thereof (including, but not limited to, all apparatus and equipment used to provide or supply air-cooling, air-conditioning, heat, gas, water, light, power, laundry, garbage disposal; and fire prevention and extinguishing equipment, elevators, antennas) it being intended and agreed that such items be conclusively deemed to be affixed to and to be part of the property that is mortgaged hereby;

      (c) all water and water rights (whether or not appurtenant) and shares of stock pertaining to such water or water rights, ownership of which affects said property;

      (d)   all shrubs, trees, crops, and plants;

      (e) all adjacent lands included in enclosure or occupied by buildings located partly on the above described property; and

      (f) all claims, demands or causes of actions of every kind (including proceeds of settlements of any such claim, demand, or cause of action of any kind) which Mortgagor now has or may hereafter acquire arising out of acquisition or ownership of the property, including any award of damages or compensation for injury to or in connection with any condemnation for public use of the property to any part thereof (whether or not eminent domain proceedings have been instituted); however, Mortgagee shall have no duty to prosecute any such claim, demand or cause of action;

ALSO TOGETHER WITH all rents, issues, profits, royalties, tools, earnings, and incomes therefrom and installments of money payable pursuant to any agreement for sale of said property or any party thereof.

      (For the purpose of this instrument, including all provisions incorporated by reference herein, all of the foregoing described property, property rights, and interest shall be referred to as the "Property" or the "Premises").


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      TO HAVE AND TO HOLD the same unto the Mortgagee, its successors and assigns forever, subject as aforesaid.

      AND MORTGAGOR represents, warrants, and covenants that it is the lawful owner of the Property free from all encumbrances and liens, whatsoever, except those items as set forth herein.

TO PROTECT THE SECURITY OF THIS MORTGAGE, MORTGAGOR AGREES AS FOLLOWS:

      1. REPAIR AND MAINTENANCE OF PROPERTY. Mortgagor shall keep the Property in good condition and repair; not to substantially alter, remove, or demolish any buildings thereon; to restore promptly and in good workmanlike manner any buildings or other improvements which may be damaged or destroyed, to pay when due all claims for labor performed and materials furnished in connection with the Property and not to permit any mechanics lien against the Property; to comply with all laws affecting the Property or requiring any alterations or improvements to be made thereon; not to commit or permit waste thereon; not to commit, suffer, or permit any act upon the Property in violation of law; and to do all other acts that from the character or use of such property may be reasonably necessary to keep the Property in the same condition (reasonable wear and tear excepted) as at the date of this Mortgage; to perform and keep each of the covenants and agreements required to be kept and performed by Mortgagor pursuant to the terms of the Lease and any and all other instruments creating Mortgagor's interest in or defining Mortgagor's rights in respect to the Property.

      2. INSURANCE. Mortgagor shall provide and maintain in force, at all times, fire, casualty, mortgage, and other types of insurance with respect to the Property or loan as may reasonably be required by Mortgagee. Each policy of such insurance shall be in an amount, for a term and in form and content by such companies, as may be satisfactory to Mortgagee, with loss payable to Mortgagee, and shall, if required by Mortgagee, be delivered to and remain in possession of Mortgagee as further security for the faithful performance of this Mortgage. Until advised to the contrary by the Mortgagee, such insurance shall include insurance against loss or damage to the buildings and improvements on the Property by fire and any risks covered by insurance of the type known as "fire and extended coverage," in an amount not less than the original amount of the Note or the full replacement cost of the buildings and improvements, whichever is greater.

      Mortgagor shall furnish Mortgagee with written evidence showing payment of all premiums therefor. At least 30 days prior to the expiration of any insurance policy, a policy renewing or extending such expiring insurance shall be delivered to Mortgagee with written evidence showing payment of the premium therefor, and in the event any such premium is not so delivered to Mortgagee, if required, Mortgagor by executing this Mortgage specifically


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requests Mortgagee to obtain such insurance. Mortgagee, but without obligation so to do, without notice to or demand upon Mortgagor and without releasing Mortgagor from any obligation hereof, may obtain such insurance through or from any insurance agency or company acceptable to it, and pay the premium therefor. Mortgagee shall not be chargeable with obtaining or maintaining such insurance or for the collection of any insurance monies or for any insolvency of any insurer or insurance underwriter. Mortgagee, from time to time may furnish to any insurance agency or company, or any other person, any information contained in or extracted from any insurance policy theretofore delivered to Mortgagee pursuant hereto, and any information concerning the loan secured hereby.

      Mortgagor hereby assigns to Mortgagee all unearned premiums on any such policy, and agrees that any and all unexpired insurance shall inure to the benefit of, and pass to, the purchaser of the Property conveyed at any sale held hereunder.

      3. CASUALTY OR CONDEMNATION.

      (a) In the event of any casualty to the Property or any part thereof or should the Property or any part thereof or interest thereon be taken or damaged by reason of any public improvement or condemnation proceeding, or in any other manner, or should Mortgagor receive any notice or other information regarding such proceeding, Mortgagor shall give prompt written notice thereof to the Mortgagee.

      (b) In the event of any damage or destruction to all or any part of the improvements, Mortgagee shall have the option, in its sole discretion, of applying all or part of the insurance proceeds (i) to any indebtedness secured hereby and in such order as Mortgagee may determine, or (ii) to the restoration of the improvements, or (iii) a payment to the Mortgagor.

      (c) In the event of such loss or damage, all proceeds or insurance shall be payable to Mortgagee and Mortgagor hereby authorizes and directs any affected insurance company to make payment of such proceeds directly to Mortgagee. Mortgagee is hereby authorized and empowered by Mortgagor to settle, adjust, or compromise any claims for loss, damage, or destruction under any policy or policies of insurance.

      (d) Except to the extent that insurance proceeds are received by Mortgagee and applied to the indebtedness secured hereby, nothing herein contained shall be deemed to excuse Mortgagor from repairing or maintaining the Property as provided herein or restoring all damage or destruction to the Property, regardless of whether or not there are insurance proceeds available or whether any such proceeds are sufficient in amount, and the application or release by Mortgagee or any insurance proceeds shall not cure or waive any default or notice of default under this Mortgage or invalidate any act done pursuant to such notice.


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      (e) In the event of a condemnation or other taking, Mortgagee shall be entitled to all compensation, awards, and other payments or relief, up to the amount of its debt and accrued interest thereon, and shall be entitled at its option to commence, appear in, and prosecute in its own name any compromise or settlement in connection with such taking or damage. All such compensation, awards, damages, rights or action, and proceeds awarded to Mortgagor ,up to the amount of its debt and accrued interest thereon, (the "Proceeds") are hereby assigned to the Mortgagee and the Mortgagor agrees to execute such further assignments of the Proceeds as Mortgagee may require.

      (f) In the event any portion of the Property is so taken or damaged, Mortgagee shall have the option to apply all such Proceeds, after deducting therefrom all costs and expenses (regardless of the particular nature thereof and whether incurred with or without suit), including attorneys' fees, incurred by Mortgagee in connection with such Proceeds, upon any indebtedness secured hereby and in such order as Mortgagee may determine, or to apply all such Proceeds, after such deductions, to the restoration of the Property upon such conditions Mortgagee may determine. Such application or release shall not cure or waive any default or notice of default hereunder or invalidate any act done pursuant to such notice.

      4. TAXES, LIENS, AND OTHER SUMS DUE. To pay, satisfy and discharge: (a) all general and special taxes on the Property, and all assessments affecting the Property, at least 10 days before delinquency, (b) all special assessments for public improvements on the Property, when due, without permitting any improvement bond to issue for any special assessment, (c) on demand of Mortgagee, but in no event later than the date such amounts become due, (1) all encumbrances, charges and liens (including without limitation, income tax liens or liens of a similar character, to be impressed or levied by the United States Government, or the State, Municipality, or county, where the Property is located or an agency of any of them), with interest, on such Property, or any part thereof, which are, or appear to Mortgagee to be, prior to or superior hereto,
(2) Mortgagee's fees, charges, and expenses for any other statement, information, or services furnished by Mortgagee in connection with the obligations secured hereby (said service may include, but not limited to, the processing by Mortgagee of assumptions, substitutions, changes of owners, recordation of map, plat, or record of survey, grants of easements, and full and partial reconveyances, and the obtaining by Mortgagee of any policies of insurance pursuant to any of the provisions contained in this Mortgage), (3) if the Property includes a leasehold estate, all payments and obligations required of the Mortgagor or his successor in interest under the terms of the instrument or instruments creating such leasehold, (4) all payments and monetary obligations required of the owner of such Property under any easement pertaining to the Property or any modification thereof, and (5) any sums advanced or paid by Mortgagee under any clause or provision of this Mortgage.

      Should Mortgagor fail to make any such payment, Mortgagee, without contesting the validity or amount, may elect to make or advance such payment together with any costs,


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expenses, fees, or charges relating thereto, including employing counsel and paying his reasonable fees. Any such sum, until so repaid, shall be secured hereby and bear interest from the date it was advanced or paid at 18% per annum and shall be secured by this Mortgage. Mortgagor agrees to notify Mortgagee immediately upon receipt by Mortgagor of notice of an increase in the assessed value of the Property and agrees that Mortgagee, in the name of Mortgagor, may contest by appropriate proceedings such increase in assessment. Mortgagor agrees to notify Mortgagee and appropriate taxing authorities immediately upon the happening of any event which does or may affect the value of the Property, the amount or basis of assessment of the Property, or the availability of any exemption to which Mortgagor is or may be entitled.

      5. CLAIMS, DEMANDS AND ACTIONS. (a) To defend any action or proceeding purporting to affect the Property or the condition and integrity of any improvements constructed thereon or purporting to affect the security hereof (whether or not it actually affects the security hereof), or purporting to affect the rights or powers of Mortgagee, and (b) to file and prosecute all necessary claims and actions to prevent or recover for any damage to or destruction of the Property, and enforce against others each and every obligation to be performed by them under any easement pertaining to the Property.

      Mortgagee is hereby authorized without obligation so to do, to commence, appear in, or defend any action or proceeding, whether or not brought by or against Mortgagor, and with or without action or suit, to exercise or enforce any other right, remedy, or power available or conferred hereunder, whether or not judgment be entered in any action or proceeding. Mortgagee may appear or intervene in any action or proceeding, and retain counsel therein, and take such action therein, as may be advised, and may settle, compromise, or pay the same or any other claims and, in that behalf and for any of said purposes, may expend and advance such sums of money as either may deem necessary. If any action or proceeding be commenced (including an action in connection with the sale of the Property or to collect the debt secured hereby) to which action or proceeding the Mortgagee is made a party, or which it becomes necessary to defend or uphold the lien or the Mortgage, all sums paid or incurred by the Mortgagee (including reasonable counsel fees and all applicable statutory costs, allowances and disbursements), shall be paid by Mortgagor on demand, together with interest thereon at the rate of 18% per annum and any such sum and the interest thereon shall be a lien on the Property prior to any right, or title to, interest in, or claim upon the Property attaching or accruing subsequent to the lien of this Mortgage, and if the Mortgagor shall fail to comply with or perform any warranty or covenant herein, the Mortgagee, at its option, may comply with or perform the same, and the cost thereof, together with interest thereon at the rate of 18% per annum, shall be secured by this Mortgage and shall be paid by the Mortgagor to the Mortgagee. If Mortgagee employs an attorney to collect any or all of the unpaid indebtedness hereof or to enforce any other provision hereof or in connection with the sale of the Property, Mortgagee, in addition to all other costs and fees allowed according to law, shall be reimbursed by Mortgagor


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immediately for all reasonable costs and attorneys' fees incurred by the
Mortgagee and the same shall be secured by this Mortgage.

      6. LEASES. Mortgagor will not, without the consent of Mortgagee, consent to the cancellation or surrender of, or accept prepayment of rents other than rent paid at the signing of, any lease now or hereinafter covering the Property or any part thereof, nor modify any such lease so as to shorten the term, decrease the rent, accelerate the payment of rent, or change the terms of any renewal option; and any such purported assignment, cancellation, surrender, prepayment, or modification made without the written consent of the Mortgagee shall be void as against the Mortgagee and with respect to this Mortgage.

      The Mortgagor covenants to keep, observe, and perform all of the covenants on its part to be kept, observed, and performed and to require the tenants to keep, observe, and perform all of the covenants on the part of said tenants to be kept, observed, and performed under any Leases; and in default thereof the Mortgagee shall have the right to perform or to require performance of such Lease covenants, to add any expense incurred in connection therewith to the debt secured hereby, which such expense shall bear interest from the date of payment at the rate of 18% per annum and shall be recoverable as part of the debt secured hereby and shall be immediately due and payable. Mortgagor agrees to furnish to Mortgagee a copy of any modification of any Lease presently in effect and copies of all future leases affecting the Property, and failure to furnish to Mortgagee a copy of any future lease affecting the Property shall be deemed a default under this Mortgage for which the Mortgagee may, at its option, declare the entire unpaid balance of the note secured hereby, to be immediately due and payable.

      In the event that tenant under the Lease shall elect to terminate the Lease, the proceeds of any termination payment shall be applied first to satisfy the indebtedness secured by each mortgage to which this Mortgage is subordinate, then this Mortgage shall be satisfied and any remaining balance shall be paid to the Mortgagor.

      7. INSPECTION AND BUSINESS RECORDS. Mortgagee at any time during the continuation of this Mortgage may enter and inspect the Property at any reasonable time and if the Property is now or hereafter used for commercial or residential income purposes, Mortgagor will promptly deliver to Mortgagee such financial statements, gross income statements, and profit and loss statements of such types and at such intervals as may be required by Mortgagee which will be certified and prepared according to the usual and acceptable accounting principles and practices, which statements shall cover the financial operations relating to the Property, and Mortgagor further agrees when requested by Mortgagee to promptly deliver in writing such further additional information as required by Mortgagee relating to any such financial statements. The provisions of this paragraph 7 shall be subject to the rights of the lessee under the Lease.


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      8. RIGHT TO COLLECT AND RECEIVE RENTS AND PROFITS. Upon default by
Mortgagor in payment of any indebtedness secured hereby or in the performance of any agreement hereunder, Mortgagee may any time without notice, either in person, by agent, or by receiver to be appointed by the court, and without regard to the adequacy of any security for the indebtedness hereby secured, enter upon the take possession of the Property or any part thereof, make, cancel, enforce, or modify leases, obtain and eject tenants, set or modify rents in its own name, sue for or otherwise collect the rents, income, issues, and profits thereof, including those past due and unpaid, and apply the same, less costs and expenses of operation and collection, including reasonable attorney's fees, upon any indebtedness secured hereby and in such order as Mortgagee may determine, and except for such application, Mortgagee shall not be liable to any person for the collection or non-collection of any rents, income, issues, or profits, nor with failure to assert or enforce any of the foregoing rights. The entering upon and taking possession of such property, the collection of such rents, income, issues, or profits, the doing of other acts herein authorized, and the application thereof as aforesaid shall not cure or waive any default or notice of default hereunder or invalidate any act done pursuant to such notice. The provisions of this paragraph 8 shall be subject to the rights of the lessee under the Lease.

      9. EVENTS OF DEFAULT. It shall be an Event of Default if Mortgagor or any subsequent owner of the Property: fails to make any payment of interest or principal or any other sum of money within five (5) days of its due date; or if Mortgagor or any subsequent owner of the property takes any action prohibited by this Mortgage, or fails to perform any obligation secured or required by this Mortgage within thirty (30) days after Mortgagee shall have given written notice to Mortgagor of such default, except that if the default is such that it is not susceptible of being cured with due diligence within the thirty (30) day period and Mortgagor shall have commenced to cure within such period and shall diligently and continuously prosecute the cure to completion, then the cure period shall be extended for a reasonable period of time to allow completion of the cure but in no event longer than ninety (90) days from the date of the original notice; or files a voluntary petition in bankruptcy or shall be adjudicated a bankrupt or insolvent, or shall file any petition or answer seeking or acquiescing in any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief; or shall seek or consent to the appointment of any trustee, receiver, or liquidator of all or any part of the Property, or of any or all of the revenues, rents, issues, or profits thereof or shall make any general assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due; or has entered against it an order, judgment, or decree approving a petition filed against it seeking any reorganization, dissolution, or similar relief under any statute, law, or regulation relating to relief for debtors, which shall remain in effect for 60 days; or has entered against it a writ of execution or attachment or any similar process against all or any part of or interest in the Property, or any judgment involving monetary damages shall be entered against it which shall become a lien on


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the Property or any portion thereof or interest therein which remains in effect for 60 days after its entry or levy.

      10. REMEDIES UPON DEFAULT.

            A. If an Event of Default shall occur, Mortgagee may declare all indebtedness secured hereby to be immediately due and payable and the same shall thereupon become due and payable without any presentment, demand, protest or notice of any kind. Thereafter Mortgagee may:

            (i) Either in person or by agent, with or without bringing any action or proceeding, enter upon and take possession of the Property, or any part thereof, in its own name, and do any acts which it deems necessary or desirable to preserve the value, marketability, or rentability of the Property, or any part thereof or interest therein, increase the income therefrom with or without taking possession of the Property, sue for or otherwise collect the rents, issues and profits thereof, including those past due and unpaid. The entering upon and taking possession of the Property shall not cure or waive any default or notice of default hereunder or invalidate any act done in response to such default and Mortgagee shall be entitled to exercise every right provided for in the Mortgage or by law upon occurrence of any Event of Default, including the right to exercise any available power of sale;

            (ii) Commence an action to foreclose this Mortgage, appoint a receiver, or specifically enforce any of the covenants hereof;

            (iii) Exercise any or all of the remedies available to a secured party under the applicable Uniform Commercial Code.

            (iv) Sell the Property at public auction for cash, after having first given such notice of hearing as to commencement of foreclosure proceedings and obtained such findings or leave of court as may then be required by law and relating to foreclosure proceedings under power of sale to convey title to the purchase in as full and simple a manner as is permitted by law.

            B. When the indebtedness hereby secured, or any part thereof, shall become due, whether by acceleration or otherwise, Mortgagee shall have the right to foreclose the lien hereof for such indebtedness or part thereof. In any suit to foreclose the lien hereof or enforce any other remedy of Mortgagee under this Mortgage or the Note, there shall be allowed and


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included as additional indebtedness in the decree for sale or other judgment or decree all expenditures and expenses which may be paid or incurred by or on behalf of Mortgagee including but not limited to attorneys' fees. All expenditures and expenses as may be incurred in the protection of the Property and the maintenance of the lien of this Mortgage, including the fees of any attorney employed by Mortgagee in any litigation or proceeding affecting this Mortgage, or the Note shall be immediately due and payable by Mortgagor, with interest thereon at 18% per annum and shall be secured by this Mortgage.

            C. No remedy herein provided shall be exclusive of any other remedy herein, or now or hereafter existing by law, but shall be cumulative. Every power or remedy hereby given to Mortgagee or to which Mortgagee may be otherwise entitled may be exercised from time to time and as often as may be deemed expedient, and Mortgagee may pursue inconsistent remedies. If Mortgagee holds any additional security for any obligation secured hereby, it may enforce the sale thereof at its option, either before, contemporaneously with, or after the sale is made hereunder. On any default of Mortgagor, Mortgagee may, at its option, offset against an indebtedness owing by it to Mortgagor, the whole or any part of the indebtedness secured hereby, and the Mortgagee is hereby authorized and empowered, at its option, without any obligation so to do, and without affecting the obligations hereof, to apply toward the payment of any indebtedness secured hereby and of the Mortgagor to the Mortgagee, any and all sums of money which the Mortgagee may have in its possession or under its control, including without limiting the generality of the foregoing, the indebtedness evidenced by an investment certificate or any escrow or trust funds. In order to assure the definiteness and certainty of the rights and obligations herein provided, Mortgagor waives any and all rights of offset of claims and no offset shall relieve Mortgagor from paying installments on the obligations secured hereby as they become due.

      11. OBLIGATIONS OF MORTGAGOR. The Mortgagor shall pay when due all interest and principal due on the First Mortgage.

      12. NO WAIVER OR MODIFICATION UNLESS IN WRITING. No modification or waiver by Mortgagee of any right under this Mortgage shall be effective unless in writing. Waiver by Mortgagee of any right granted to Mortgagee under this Mortgage or of any provision of this Mortgage as to any transaction or occurrence shall not be deemed a waiver as to any future transaction or occurrence. By accepting payment of any sum secured hereby after its due date, or by making any payment or performing any act on behalf of Mortgagor that Mortgagor was obligated hereunder but failed to make or perform, or by adding any payment so made by Mortgagee to the indebtedness secured hereby, Mortgagee does not waive its right to require prompt payment when due of all sums so secured or to require prompt performance of all other acts required hereunder, or to declare a default for failure so to pay.


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      13. CREATION OF SECURITY INTEREST. Mortgagor hereby grants to Mortgagee a security interest in the personal property located on or at the Property, including without limitation any and all property of similar type or kind hereafter located on or at the Property for the purpose of securing all obligations of Mortgagor contained in the Note and this Mortgage.

      14. HAZARDOUS OR TOXIC MATERIALS. The Mortgagor shall ensure that the Property is maintained in compliance with, and shall not cause or permit the Property to be in violation of, any federal, state, or local laws, ordinances, or regulations relating to industrial hygiene or to the environmental conditions ("Hazardous Materials Laws") on, under, about, or affecting the Property. Neither the Mortgagor nor any of its tenants shall use, generate, manufacture, store, or dispose of on, under or about the Property or transport to or from the Property any flammable explosives, radioactive materials, hazardous wastes, toxic substances, or related materials, including without limitation any substances defined or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials," or "toxic substances," under any applicable federal or state laws or regulations. The Mortgagor shall advise the Mortgagee in writing promptly upon notice of: (i) any and all enforcement, cleanup, removal, or other governmental or regulatory actions instituted, completed, or threatened pursuant to any applicable Hazardous Materials Laws;
(ii) all claims made or threatened by any third party against the Mortgagor, the Lessee, or the Property relating to damage, contribution, cost recovery compensation, loss, or injury resulting from any Hazardous Materials, and (iii) the Mortgagor's discovery of any occurrence or condition on any real property adjoining or in the vicinity of the Property that could cause the Property or any part thereof to be subject to any restrictions on the ownership, occupancy, transferability, or use of the Property under any Hazardous Materials Laws.

            The Mortgagor shall, at its expense, and after obtaining the written consent of the Mortgagee, take all necessary remedial action(s) in response to the presence of any Hazardous Materials on, under, or about the Property.

      15. GENERAL PROVISIONS. (a) This Mortgage applies to, inures to the benefit of, and binds all parties hereto, their heirs, legatees, devisees, administrators, executors, successors, and assign. (b) The term "Mortgagee" shall mean the owner and holder, including a pledgee, on any note secured hereby, whether or not named as Mortgagee herein. (c) Wherever the context so requires, the masculine gender includes the feminine and neuter, the singular number includes the plural, and visa versa. (d) Captions and paragraph headings used herein are for convenience only, are not a part of this Mortgage, and shall not be used in construing it.

      16. RECEIVER. Upon the commencement of any action to enforce any remedy available hereunder, the Mortgagee shall be entitled as a matter of right without notice, without bond, without regard to the solvency of the Mortgagor, or waste of the Property or adequacy of the security of the Property, to have a receiver appointed for the Property with such powers and


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rights as may be incident to the making of such appointment and the Mortgagor does hereby irrevocably consent to such appointment.

      17. GOVERNING LAW. This Mortgage shall be construed according to the laws of the State of Illinois.

      18. SALE OR TRANSFER OF PREMISES. Mortgagor agrees that if the Property or any part thereof or any interest therein is sold, assigned, transferred, conveyed or otherwise alienated by Mortgagor, whether voluntarily or involuntarily, or by operation of law other than the First Mortgage or creation of a lien or other encumbrance subordinate to this Mortgage which does not relate to a transfer of rights of occupancy in the Premises, without the prior written consent of Mortgagee, then Mortgagee may declare the Note secured hereby and all other obligations hereunder to be forthwith due and payable. Any change in the legal or equitable title of the Premises or the beneficial ownership of the Premises, including the sale, conveyance or disposition of a majority interest in the Mortgagor, if a corporation or partnership, whether or not of record and whether or not for consideration, shall be deemed to be a transfer of interest in the Premises.

            IN WITNESS WHEREOF, this Mortgage has been duly executed on the date indicated above.



WITNESS:                            ROBERT B. GOWENS, JR.

/s/ Michael C. Dorf                 SIGNATURE:/s/ Robert B. Gowens, Jr.
--------------------------                    ----------------------------------


WITNESS                             DONNA G. GOWENS

/s/ Michael C. Dorf                 SIGNATURE:/s/ Donna G. Gowens
--------------------------                    ----------------------------------
Prepared by:


Gordon G. Repp
Outboard Marine Corporation
100 Sea Horse Drive
Waukegan, IL 60085

STATE OF ILLINOIS    )
                     ) ss.
COUNTY OF COOK       )

      I, Michael C. Dorf, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY, that Robert B. Gowens, Jr. and Donna G. Gowens, husband and wife, personally known to me to be the same persons whose names are subscribed to the foregoing instrument, respectively, appeared before me this day in person and acknowledged that they signed and delivered the said instrument as their own free and voluntary act, for the uses and purposes therein set forth.

      GIVEN Under my hand and Notarial Seal this 4th day of December, 1998.


                                        /s/ Michael C. Dorf
                                        -----------------------------------
                                                        Notary Public


My commission expires:

May 7, 2000

                                   EXHIBIT "A"

                                    PROPERTY